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                                                                    EXHIBIT 99.3
BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A
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
Distribution Date of:                                           15-Nov-00
Determined as of:                                               09-Nov-00
For the Monthly Period Ending:                                  31-Oct-00
Days in Interest Period (30/360)                                       30
Days in Interest Period (Actual/360)                                   30

                                                                Beginning             Ending          Change
                                                         ----------------   ----------------  --------------
Pool Balance (Principal)                                 3,835,718,758.19   3,801,925,242.35  (33,793,515.84)
Excess Funding Account                                               0.00               0.00            0.00

Invested Amount                                            500,000,000.00     500,000,000.00            0.00
Class A Invested Amount                                    465,000,000.00     465,000,000.00            0.00
Class B Invested Amount                                     35,000,000.00      35,000,000.00            0.00

Principal Funding Account                                            0.00               0.00            0.00

Adjusted Invested Amount                                   500,000,000.00     500,000,000.00            0.00
Class A Adjusted Invested Amount                           465,000,000.00     465,000,000.00            0.00
Class B Adjusted Invested Amount                            35,000,000.00      35,000,000.00            0.00
Enhancement Invested Amount                                          0.00               0.00            0.00

Reserve Account                                                      0.00               0.00            0.00

Available Cash Collateral Amount                            50,000,000.00      50,000,000.00            0.00
Available Shared Collateral Amount                          50,000,000.00      50,000,000.00            0.00
Spread Account                                               5,000,000.00       5,000,000.00            0.00

Servicing Base Amount                                      500,000,000.00     500,000,000.00            0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                             13.04%
Principal Allocation Pct                                            13.04%
Class A Floating Pct                                                93.00%
Class B Floating Pct                                                 7.00%
Class A Principal Pct                                               93.00%
Class B Principal Pct                                                7.00%

                                                               Series
Allocations                                Trust               1996-A             Class A        Class B
-----------                             --------------------------------------------------------------------
Principal Collections                   435,682,414.43      56,792,799.68      52,817,303.70    3,975,495.98

Finance Charge Collections               74,767,883.24       9,746,267.64       9,064,028.90      682,238.74
PFA Investment Proceeds                            N/A               0.00               0.00            0.00
Reserve Account Draw                               N/A               0.00               0.00            0.00
 Less: Servicer Interchange                                    520,833.33         484,375.00       36,458.33
                                                            -------------      -------------    ------------
Available Funds                                              9,225,434.31       8,579,653.90      645,780.41

Monthly Investor Obligations
----------------------------
Monthly Interest                                             2,853,645.83       2,650,500.00      203,145.83
Monthly Servicing Fee                                          104,166.67          96,875.00        7,291.67
Defaulted Amounts                        25,961,613.10       3,384,191.43       3,147,298.03      236,893.40
                                                            -------------      -------------    ------------
Total Obligations                                            6,342,003.93       5,894,673.03      447,330.90

Excess Spread                                                3,120,323.78       2,684,980.87      435,342.91
Required Amount                                                      0.00               0.00            0.00

1 Mo. Libor Rate                              6.620000%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                26,041.67
Interest on CCA Draw                                                                    0.00
                                                                                   ---------
Monthly Cash Collateral Fee                                                        26,041.67

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Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                         6.53%
Principal Payment Rate - 3 month average                                                  11.12%
Calculated Current Month's Spread Account Cap                                              1.00%
Spread Account Cap Adjustment                                                              0.00%
Applicable Spread Account Cap Percentage                                                   1.00%
Beginning Cash Collateral Amount                                                  50,000,000.00
Required Cash Collateral Amount                                                   50,000,000.00
Cash Collateral Account draw                                                               0.00
Cash Collateral Account Surplus                                                            0.00
Beginning Spread Account Balance                                                   5,000,000.00
Required Spread Account Amount                                                     5,000,000.00
Required Spread Account Draw                                                               0.00
Required Spread Account Deposit                                                            0.00
Spread Account Surplus                                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                         0
Controlled Accumulation Amount                                                    51,666,666.67
Required PFA Balance                                                                       0.00
Beginning PFA Balance                                                                      0.00
Controlled Deposit Amount                                                                  0.00
Available Investor Principal Collections                                          60,176,991.11
Principal Shortfall                                                                        0.00
Shared Principal to Other Series                                                  60,176,991.11
Shared Principal from Other Series                                                         0.00
Class A Monthly Principal                                                                  0.00
Class B Monthly Principal                                                                  0.00
Monthly Principal                                                                          0.00
PFA Deposit                                                                                0.00
PFA Withdrawl                                                                              0.00
Ending PFA Balance                                                                         0.00
Principal to Investors                                                                     0.00
Ending Class A Invested Amount                                                   465,000,000.00
Ending Class B Invested Amount                                                    35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                     10.19%
Revolving Investor Interest                                                      500,000,000.00
Class A Invested Amount                                                          465,000,000.00
Available Principal                                                               50,959,910.75
Class A Accumulation Period Length                                                           10

Reserve Account
---------------
Available Reserve Account Amount                                                           0.00
Covered Amount                                                                             0.00
Reserve Draw Amount                                                                        0.00
Portfolio Yield                                                                           14.86%
Reserve Account Factor                                                                    83.33%
Portfolio Adjusted Yield                                                                   7.04%
Reserve Account Funding Period Length                                                         3
Reserve Account Funding Date                                                          15-Mar-02
Weighted Average Coupon                                                                    6.85%
Required Reserve Account Amount                                                            0.00
Reserve Account Surplus                                                                    0.00
Required Reserve Account Deposit                                                           0.00
Portfolio Yield - 3 month average                                                         16.14%
Base Rate - 3 month average                                                                9.00%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                          7.14%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the
Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.
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